Note 6 - Other Assets - Components of Other Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Advisor loans receivable	$ 44,978	$ 28,477
Equity and cost method investments	5,756	7,028
Financing fees, net of accumulated amortization of $1,672 (December 31, 2016 - $947)	2,953	2,044
Interest rate swap asset	751
Other	1,059	1,108
	$ 55,496	$ 38,657